THE HENLOPEN FUND
                             (THE HENLOPEN FUND LOGO)

                                   PROSPECTUS
                                OCTOBER 30, 1998

                             A NO-LOAD MUTUAL FUND
                               SEEKING LONG-TERM
                              CAPITAL APPRECIATION

PROSPECTUS                                                    OCTOBER 30, 1998

                               THE HENLOPEN FUND
                           (THE HENLOPEN FUND LOGO)

     The Henlopen Fund seeks long-term capital appreciation by investing mainly in common stocks of U.S. companies.

     Please read this Prospectus and keep it for future reference. It contains important information, including information on how The Henlopen Fund invests and the services it offers to shareholders.

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  THE HENLOPEN FUND
  Longwood Corporate Center
  Suite 213
  415 McFarlan Road
  Kennett Square, Pennsylvania 19348
  (610) 925-0400
  www.henlopenfund.com

                               TABLE OF CONTENTS
QUESTIONS EVERY INVESTOR SHOULD ASK
  BEFORE INVESTING IN THE HENLOPEN FUND                              2
FEES AND EXPENSES                                                    3
INVESTMENT OBJECTIVE, STRATEGIES AND RISKS                           4
MANAGEMENT OF THE FUND                                               5
DETERMINING NET ASSET VALUE                                          5
PURCHASING SHARES                                                    6
REDEEMING SHARES                                                     8
DIVIDENDS, DISTRIBUTIONS AND TAXES                                  10
FINANCIAL HIGHLIGHTS                                                11
SHARE PURCHASE APPLICATION                                  CENTERFOLD

QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE INVESTING IN THE HENLOPEN FUND

1.   WHAT IS THE FUND'S GOAL?

     The Henlopen Fund is a growth fund seeking long-term capital appreciation.

2.   WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

     The Henlopen Fund mainly invests in common stocks of United States companies. The Fund invests in companies that are industry leaders and whose stock the Fund's investment adviser believes will appreciate significantly over a one to two year period. The Fund's investment adviser bases investment decisions on company specific factors not general economic conditions. The Fund follows no single investment selection criterion. It invests in companies of all sizes and in any industry. At any time the Fund may hold both "growth" stocks and "value" stocks.

3.   WHAT ARE THE PRINCIPAL RISKS IN INVESTING IN THE FUND?

     The Fund mainly invests in common stocks. The prices of the stocks in which the Fund invests may decline for a number of reasons. The price declines may be steep, sudden and/or prolonged. As a consequence, investors in the Fund may lose money.

     For this reason the Fund is a suitable investment only for those investors who have long-term investment goals such as investing for retirement. Prospective investors who might need to redeem their shares in a hurry or who are uncomfortable with an investment that will increase and decrease in value should not invest in the Fund.

4.   HOW HAS THE FUND PERFORMED?

     The bar chart and table that follows provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how its average annual returns over various periods compare to those of the Standard & Poor's Composite Index of 500 Stocks and the Lipper Growth Fund Index. Please remember that the Fund's past performance is not necessarily an indication of its future performance. It may perform better or worse in the future.

                                  TOTAL RETURN
                              (PER CALENDAR YEAR)
1993             29.86%
1994             (2.73)
1995             38.03
1996             21.37
1997             22.61

Note:The Fund's 1998 year-to-date total return is -7.91% (January 1, 1998 through the quarter ending September 30, 1998).

     During the five year period shown on the bar chart, the Fund's highest total return for a quarter was 24.76% (quarter ended September 30, 1997) and the lowest total return for a quarter was -7.56% (quarter ended December 31, 1997).

      AVERAGE ANNUAL TOTAL RETURNS                                                  SINCE THE INCEPTION DATE OF THE
(FOR THE PERIODS ENDING DECEMBER 31, 1997)      PAST YEAR        PAST 5 YEARS           FUND (DECEMBER 2, 1992)
------------------------------------------     ----------        -------------      -------------------------------
   The Henlopen Fund                              22.61%            21.01%                        20.67%
   S&P 500*<F1>                                   33.40%            20.30%                        20.33%
   Lipper Growth Fund Index **<F2>                28.09%            17.08%                        17.26%

     ------------------
     *<F1> The S&P 500(R) is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized unmanaged index of common stock prices.
     **<F2> The Lipper Growth Fund Index is an index of mutual funds having an investment objective similar to the Fund's investment objective.

FEES AND EXPENSES

  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
  Maximum Sales Charge (Load) Imposed on Purchases
    (as a percentage of offering price)                             None
  Maximum Deferred Sales Charge (Load)                              None
  Maximum Sales Charge (Load) Imposed on Reinvested Dividends
    and Distributions                                               None
  Redemption Fee                                                    None*<F3>
  Exchange Fee                                                      None
  Maximum Account Fee                                               None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                                  1.00%
  Distribution and/or Service (12b-1) Fees                          None
  Other Expenses                                                   0.53%
  Total Annual Fund Operating Expenses                             1.53%

------------
*<F3> A fee of $12.00 is charged for each wire redemption.
EXAMPLE

  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

            1YEAR         3 YEARS        5 YEARS        10 YEARS
            ------        --------       --------      ---------
             $156           $483           $834          $1,824

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

  The Fund's investment objective is long-term capital appreciation. The Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Fund might not appreciate and investors may lose money.

  The Fund mainly invests in common stocks of U.S. companies. The Fund may invest 100% of its assets in such companies. Except for temporary defensive positions, the Fund will invest at least 70% of its assets in common stocks of U.S. companies. When the Fund's portfolio manager selects stocks for the Fund, he follows these principles:

1. Makes investment decisions based on company specific factors (like new products or changes in management) not general economic conditions (like interest rate changes or general stock market trends). He's a "stock picker" not a "market timer."

2. Looks for companies whose stock may appreciate significantly over a one to two year period and who are leaders in their industries. He's neither an active trader nor a "buy and hold" investor.

3. Considers companies of all sizes and industries and will invest in both "growth" stocks and "value" stocks. While he does not fit in any one "style" box, most of the Fund's investments will be in "growth" stocks.

4. Avoids stocks that have high price/earning ratios or have had a significant increase in price over a short period of time.

5. Diversifies investments. The Fund will normally own 50 to 80 stocks of companies operating in a number of industries. Initial investments in a stock rarely exceed 2% of the Fund's assets.

  Investing in common stock involves risks. The common stocks in which the Fund invests may decline in value for any number of reasons. If that happens, the value of your investment will decline as well. The following are some of the main reasons why common stocks purchased by the Fund might decline in value.

1. The Fund's portfolio manager is wrong in his assessment of a company's prospects.

2. The Fund's portfolio manager is correct in his assessment of a company's prospects but the company is out-of-favor with other investors.

3. Investors shift their assets from common stocks in general to other assets such as debt securities or money market instruments.

  The Fund may, in response to adverse market, economic, political or other conditions, take temporary defensive positions. This means the Fund will invest in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). The Fund will not be able to achieve its investment objective of long-term capital appreciation to the extent that it invests in money market instruments since these securities do not appreciate in value.
When the Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.

  Although the Fund does not intend to engage in frequent short-term trading, in most years its annual portfolio turnover rate has exceeded 100%. (Generally speaking, a turnover rate of 100% occurs when the Fund replaces securities valued at 100% of its average net assets within a one year period.) Higher portfolio turnover (100% or more) will result in the Fund incurring more transaction costs such as brokerage commissions or mark-ups or mark-downs. Payment of these transaction costs reduce total return. Higher portfolio turnover could result in the payment by the Fund's shareholders of increased taxes on realized gains. Distributions to the Fund's shareholders, to the extent they are short-term capital gains, will be taxed at ordinary income rates for federal income tax purposes, rather than at lower capital gains rates.

MANAGEMENT OF THE FUND

  Landis Associates, Inc. (the "Adviser") is the Fund's investment adviser. The Adviser's address is:

                           LONGWOOD CORPORATE CENTER
                                   SUITE 213
                               415 MCFARLAN ROAD
                           KENNETT SQUARE, PA  19348

  The Adviser has been in business since 1986 and has been the Fund's only investment adviser. At July 31, 1998 the Adviser managed approximately $145 million in assets. As the investment adviser to the Fund, the Adviser manages the investment portfolio for the Fund. It makes the decisions as to which securities to buy and which securities to sell. The Fund pays the Adviser an annual investment advisory fee equal to 1.0% of its average net assets.

  Michael L. Hershey is primarily responsible for the day-to-day management of the Fund's portfolio and has been so since the Fund commenced operations on December 2, 1992. He is the Fund's portfolio manager. Mr. Hershey has been President and Chairman of the Board of the Adviser since he founded the Adviser in 1986.

YEAR 2000

  The Fund is aware of the "Year 2000" issue. The "Year 2000" issue stems from the use of a two-digit format to define the year in certain date-sensitive computer application systems rather than the use of a four-digit format. As a result, date-sensitive software programs could recognize a date using "00" as the year 1900 rather than the year 2000. This could result in major systems or process failures or the generation of erroneous data, which would lead to disruptions in the Fund's business operations.

  The Fund has no application systems of its own and is entirely dependent on its service providers' systems and software. The Fund is working with its service providers (including its investment adviser, administrator, transfer agent and custodian) to identify and remedy any Year 2000 issues. However, the Fund cannot guarantee that all Year 2000 issues will be identified and remedied, and the failure to successfully identify and remedy all Year 2000 issues could result in an adverse impact on the Fund.

DETERMINING NET ASSET VALUE

  The price at which investors purchase shares of the Fund and at which shareholders redeem shares of the Fund is called its net asset value. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. It values most money market instruments it holds at their amortized cost. The Fund will process purchase orders that it receives and accepts and redemption orders that it receives PRIOR TO the close of regular trading on a day in which the New York Stock Exchange is open at the net asset value determined LATER THAT DAY. It will process purchase orders that it receives and accepts and redemption orders that it receives AFTER the close of regular trading at the net asset value determined at the close of regular trading on the NEXT DAY the New York Stock Exchange is open.

The Fund's net asset value can be found daily in the mutual fund listings of many major newspapers under the heading "Henlopen Fd". The Fund's NASDAQ symbol is "HENLX."

PURCHASING SHARES

HOW TO PURCHASE SHARES FROM THE FUND

   1. Read this Prospectus carefully

   2. Determine how much you want to invest keeping in mind the following minimums:

      A.  NEW ACCOUNTS
          O Individual Retirement
              Accounts                               $ 2,000
          O Education IRAs                           $   500
          O 401(k) plans                                None
          O All other accounts                       $10,000

      B.  EXISTING ACCOUNTS
          O Dividend reinvestment                       None
          O 401(k) plans                                None
          O Automatic Investment
              Plan                                   $   100
          O Individual Retirement
              Accounts                               $   500
          O Education IRA                            $   500
          O All other accounts                       $ 2,000

   3. Complete the share purchase application in the center of the Prospectus, carefully following the instructions. (The Fund has additional share purchase applications if you need them.) If you have any questions, please call 1-800-922-0224 for assistance.

  4. Make your check payable to "The Henlopen Fund." All checks must be drawn on U.S. banks. The Fund will not accept cash or third party checks. FIRSTAR MUTUAL FUND SERVICES, LLC, THE FUND'S TRANSFER AGENT, WILL CHARGE A $20 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED FOR INSUFFICIENT FUNDS. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY THE FUND AS A RESULT.

  5.  Send the application and check to:

      FOR FIRST CLASS MAIL
          The Henlopen Fund
          c/o Firstar Mutual
          Fund Services, LLC
          P.O. Box 701
          Milwaukee, WI  53201-0701

      FOR OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL
          The Henlopen Fund
          c/o Firstar Mutual
          Fund Services, LLC
          615 East Michigan Street, 3rd Floor
          Milwaukee, WI  53202-5207

      PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS.

  6. If you wish to open an account by wire, please call 1-800-922-0224 prior to wiring funds in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. Funds should be wired to:

          Firstar Bank Milwaukee, N.A.
          777 East Wisconsin Avenue
          Milwaukee, WI  53202
          ABA #075000022

          Credit:
          Firstar Mutual Fund Services, LLC
          Account #112-952-137

          Further Credit:
          The Henlopen Fund
          (shareholder registration)
          (shareholder account number,
          if known)

  You should then send a properly signed share purchase application marked "FOLLOW-UP" to either of the addresses listed above. PLEASE REMEMBER THAT FIRSTAR BANK MILWAUKEE, N.A. MUST RECEIVE YOUR WIRED FUNDS PRIOR TO THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE FOR YOU TO RECEIVE SAME DAY PRICING. THE FUND AND FIRSTAR BANK MILWAUKEE, N.A. ARE NOT RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS RESULTING FROM THE BANKING OR FEDERAL RESERVE WIRE SYSTEM, OR FROM INCOMPLETE WIRING INSTRUCTIONS.

PURCHASING SHARES FROM BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHERS

  Some broker-dealers may sell shares of the Fund. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Adviser.

  The Fund may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Fund as an investment alternative in the programs they offer or administer. Servicing agents may:

   1. Become shareholders of record of the Fund. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Fund's minimum purchase requirement.

   2. Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund.

   3. Charge fees to their customers for the services they provide them. Also, the Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

   4. Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

   5. Be authorized to accept purchase orders on the Fund's behalf. This means that the Fund will process the purchase order at the net asset value which is determined following the Servicing Agent's acceptance of the customer's order.

  If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses.

OTHER INFORMATION ABOUT PURCHASING SHARES OF THE FUND

  The Fund may reject any share purchase applications for any reason. The Fund will not accept purchase orders made by telephone, unless they are from a Servicing Agent which has an agreement with the Fund.

  The Fund will not issue certificates evidencing shares purchased. The Fund will send investors a written confirmation for all purchases of shares.

  The Fund offers an automatic investment plan allowing shareholders to make purchases on a regular and convenient basis. The Fund also offers the following retirement plans:
   O  Traditional IRA
   O  Roth IRA
   O  Education IRA
   O  SEP-IRA
   O  SIMPLE IRA
   O  403(b)(7) Custodial Account
   O Defined Contribution Plan with profit sharing, including 401(k), and money purchase pension components

  Investors can obtain further information about the automatic investment plan and the retirement plans by calling the Fund at 1-800-922-0224. The Fund recommends that investors consult with a competent financial and tax advisor regarding the retirement plans before investing through these plans.

REDEEMING SHARES

HOW TO REDEEM (SELL) SHARES BY MAIL

  1.  Prepare a letter of instructions containing
      O  account number(s)
      O  the amount of money or number of shares being redeemed
      O  the names on the account
      O  daytime phone number
      O additional information that the Fund may require for redemptions by corporations,executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Contact the Fund's transfer agent, Firstar Mutual Fund Services, LLC, in advance at 1-800-922-0224 if you have questions.

  2. Sign the letter of instructions exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

  3. Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution in the following situations:

      O The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered
      O The redemption proceeds are to be sent to an address other than the address of record

      A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE GUARANTEE.

  4.  Send the letter of instructions to:
         FOR FIRST CLASS MAIL
         The Henlopen Fund
         c/o Firstar Mutual
         Fund Services, LLC
         P.O. Box 701
         Milwaukee, WI  53201-0701

      FOR OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL
         The Henlopen Fund
         c/o Firstar Mutual
         Fund Services, LLC
         615 East Michigan Street, 3rd Floor
         Milwaukee, WI  53202-5207

      PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS.

HOW TO REDEEM (SELL) SHARES BY TELEPHONE

 1. Instruct Firstar Mutual Fund Services, LLC that you want the option of redeeming shares by telephone. This can be done by completing the appropriate section on the share purchase application. Shares held in IRA's cannot be redeemed by telephone.

 2. Assemble the same information that you would include in the letter of instruction for a written redemption request.

 3. Call Firstar Mutual Fund Services, LLC at 1-800-922-0224 or 1-414-765-4127. PLEASE DO NOT CALL THE FUND OR THE ADVISER.

HOW TO REDEEM (SELL) SHARES THROUGH SERVICING AGENTS

  If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

PAYMENT OF REDEMPTION PROCEEDS

  The redemption price per share you receive for redemption requests is the next determined net asset value after:

   1.Firstar Mutual Fund Services, LLC receives your written request in proper form with all required information.

   2.Firstar Mutual Fund Services, LLC receives your authorized telephone request with all required information.

   3.A Servicing Agent that has been authorized to accept redemption requests on behalf of the Fund receives your request in accordance with its procedures.

  For those shareholders who redeem shares by mail, Firstar Mutual Fund Services, LLC will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the written request in proper form with all required information. For those shareholders who redeem by telephone, Firstar Mutual Fund Services, LLC normally will transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by either Electronic Funds Transfer or wire. An Electronic Funds Transfer generally takes up to 3 business days to reach the shareholder's account whereas Firstar Mutual Fund Services, LLC generally wires redemption proceeds on the business day following the calculation of the redemption price. However, the Fund may direct Firstar Mutual Fund Services, LLC to pay the proceeds of a telephone redemption on a date no later than the seventh day after the redemption request. Firstar Mutual Fund Services, LLC currently charges $12 for each wire redemption but does not charge a fee for Electronic Funds Transfers. Those shareholders who redeem shares through Servicing Agents will receive their redemption proceeds in accordance with the procedures established by the Servicing Agent.

OTHER REDEMPTION CONSIDERATIONS

  When redeeming shares of the Fund, shareholders should consider the following:

   1.The redemption may result in a taxable gain.

   2.Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding.

   3.The Fund may delay the payment of redemption proceeds for up to seven days in all cases.

   4.If you purchased shares by check, the Fund may delay the payment of redemption proceeds until it is reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

   5.Firstar Mutual Fund Services, LLC will send the proceeds of telephone redemptions to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.

   6.The Fund requires that signature guarantees accompany all written redemption requests received within 30 days after an address change. Firstar Mutual Fund Services, LLC will not accept telephone redemption requests made within 30 days after an address change.

   7.The Fund reserves the right to refuse a telephone redemption request if it believes it is advisable to do so. Both the Fund and Firstar Mutual Fund Services, LLC may modify or terminate its procedures for telephone redemptions at any time. Neither the Fund nor Firstar Mutual Fund Services, LLC will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a shareholder cannot contact Firstar Mutual Fund Services, LLC by telephone, he or she should make a redemption request in writing in the manner set forth above.

DIVIDENDS, DISTRIBUTIONS AND TAXES

  Annually the Fund distributes substantially all of its net investment income and capital gains. The Fund will automatically reinvest on behalf of shareholders all dividends and distributions in additional shares of the Fund unless the shareholder has elected to receive dividends and distributions in cash. Shareholders may make this election on the share purchase application or by writing to Firstar Mutual Fund Services, LLC.

  The Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains).

FINANCIAL HIGHLIGHTS

  The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Annual Report which is available upon request.

                                                                   FOR THE YEARS ENDED
                                         ----------------------------------------------------------------------
                                          6/30/98         6/30/97        6/30/96        6/30/95        6/30/94
                                          -------         -------        -------        -------        -------
  Net Asset Value, Beginning of Year       $15.83          $17.47         $14.68        $11.67          $11.55
  Income from investment operations:
  Net Investment Loss(a)<F4>                (0.03)          (0.08)         (0.05)        (0.11)          (0.07)
  Net Realized and Unrealized
    Gains on Investments                     4.55            0.58           5.10          3.31            0.64
                                          -------         -------        -------        -------        -------
  Total from Investment Operations           4.52            0.50           5.05          3.20            0.57
  Less Distributions:
  Dividend (from net investment income)        --              --             --             --             --
  Distributions (from net realized
    gains)                                  (3.31)          (2.14)         (2.26)        (0.19)          (0.45)
                                          -------         -------        -------        -------        -------
  Total Distributions                       (3.31)          (2.14)         (2.26)        (0.19)          (0.45)
                                          -------         -------        -------        -------        -------
  Net Asset Value, End of Year             $17.04          $15.83         $17.47        $14.68          $11.67
                                          -------         -------        -------        -------        -------
                                          -------         -------        -------        -------        -------
  TOTAL RETURN                              32.8%            5.0%          38.4%          27.8%           4.9%
  RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Year (in 000's)      $39,966         $28,979        $26,972        $11,685         $6,798
  Ratio of Expenses (after reimbursement)
    to Average Net Assets                    1.5%            1.6%           1.8%           2.0%          2.0%(b)<F5>
  Ratio of Net Investment Loss
    to Average Net Assets                  (0.7)%          (0.7)%         (1.3)%         (1.2)%        (1.3)%(c)<F6>
  Portfolio Turnover Rate                  116.3%          140.6%         177.5%         147.8%          63.0%

  -------------------
   (a)<F4> Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
   (b)<F5> Computed after giving effect to the Adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratio would have been 3.0% for the year ended June 30, 1994.
   (c)<F6> The ratio of net investment loss prior to the Adviser's expense limitation undertaking to average net assets would have been (2.2%) for the year ended June 30, 1994.

  To learn more about The Henlopen Fund you may want to read The Henlopen
Fund's Statement of Additional Information (or "SAI") which contains additional information about the Fund. The Henlopen Fund has incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

  You also may learn more about The Henlopen Fund's investments by reading the Fund's annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of The Henlopen Fund during its last fiscal year.

  The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling Firstar Mutual Fund Services, LLC at 1-800-922-0224 or by writing to:

   THE HENLOPEN FUND
   LONGWOOD CORPORATE CENTER
   SUITE 213
   415 MCFARLAN ROAD
   KENNETT SQUARE, PA  19348
   WWW.HENLOPENFUND.COM

  Prospective investors and shareholders who have questions about The Henlopen Fund may also call the above number or write to the above address.

  The general public can review and copy information about The Henlopen Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-800-SEC-0330 for information on the operations of the Public Reference Room.) Reports and other information about The Henlopen Fund are also available at the Securities and Exchange Commission's Internet site at http://www.sec.gov. and copies of this information may be obtained, upon payment of a duplicating fee, by writing to:

  PUBLIC REFERENCE SECTION
  SECURITIES AND EXCHANGE COMMISSION
  WASHINGTON, D.C. 20549-6009

  Please refer to The Henlopen Fund's Investment Company Act File No., 811-07168, when seeking information about the Fund from the Securities and Exchange Commission.

--   This is a follow-up application
(Investment by wire transfer. See page 6 of the Prospectus.)

                               THE HENLOPEN FUND
                           SHARE PURCHASE APPLICATION
                       Minimum Initial Investment $10,000
                      Minimum Subsequent Investment $1,000

Mail Completed                                    Overnight Express Mail to:
Application to:     The Henlopen Fund             The Henlopen Fund
                    c/o Firstar Mutual            c/o Firstar Mutual Fund
                      Fund Services, LLC          Services, LLC
                    P.O. Box 701                  3rd Floor
                    Milwaukee, Wisconsin          615 E. Michigan Street
                      53201-0701                  Milwaukee, Wisconsin  53202

Use this form for individual, custodial, trust, profit-sharing or pension plan accounts, including self-directed IRA and 401(k) plans. DO NOT USE THIS FORM FOR THE HENLOPEN FUND-SPONSORED 401(K), 403(B)(7), IRA, SEP-IRA, SIMPLE IRA OR DEFINED CONTRIBUTION PLANS (KEOGH OR CORPORATE PROFIT-SHARING AND MONEY-PURCHASE) WHICH REQUIRE FORMS AVAILABLE FROM THE FUND. For information please call 1-800-922-0224 or 1-414-765-4124.


A. INVESTMENT   Please indicate the amount you wish to invest $ -------------
                ($10,000 MINIMUM)

                --  By check enclosed payable to The Henlopen Fund
                    Amount $ ------------
                --  By wire (call first): 1-800-922-0224 or 1-414-765-4124 to set up account.
                    Indicate total amount and date of wire $ -------------- Date ---------------

B. REGISTRATION
-- Individual

------------------ ------------------ CITIZEN OF -- U.S. -- OTHER   ----------
NAME               SOCIAL SECURITY #                                BIRTHDATE
                                                                    (Mo/Dy/Yr)
-- Joint Onwer*<F7>
   (cannot be a minor)

------------------ ------------------ CITIZEN OF -- U.S. -- OTHER   ----------
NAME               SOCIAL SECURITY #                                BIRTHDATE
                                                                    (Mo/Dy/Yr)

*<F7>Registration will be Joint Tenancy with Rights of Survivorship (JTWROS) unless otherwise specified.

-- Gift to Minors

--------------------------------------   CITIZEN OF -- U.S. -- OTHER
CUSTODIAN'S NAME (only one permitted)

--------------------------------------   CITIZEN OF -- U.S. -- OTHER
MINOR'S NAME (only one permitted)


---------------------------   --------------------------  ------------------
MINOR'S SOCIAL SECURITY #     MINOR'S BIRTHDATE(Mo/Dy/Yr) STATE OF RESIDENCE

-- Corporation**<F8>
   (including Corporate Pension Plans),**<F8>
   Trust, Estate or Guardianship
-----------------------------------------------------------------------------
NAME OF TRUSTEE(S) (IF TO BE INCLUDED IN REGISTRATION)***<F9>

-- Partnership***<F9>

------------------------------------------------------------------------------
NAME OF TRUST/CORPORATION**<F8>/PARTNERSHIP

-- Other Entity***<F9>

---------------------------------------     ---------------------------------
SOCIAL SECURITY #/TAX ID #                  DATE OF AGREEMENT (Mo/Dy/Yr)

**<F8>Corporate Resolution is required.
***<F9>Additional documentation and certification may be requested.


C. MAILING ADDRESS                      --   Duplicate Confirmation to:

   ---------------     ------------     ------------   ------    --------------
   STREET              APT/SUITE        FIRST NAME     M.I.      LAST NAME

   ------------  -------  --------      -----------------------  --------------
   CITY          STATE    ZIP           STREET                   APT/SUITE

   ---------------  ---------------     ------------   -------   --------
   DAYTIME PHONE #  EVENING PHONE #     CITY           STATE     ZIP


D. DISTRIBUTION OPTIONS  Capital gains & dividends will be reinvested if no option is selected.

                 Capital Gains &               Capital Gains &
             Dividends Reinvested  --       Dividends in Cash  --

             Capital Gains in Cash &      Capital Gains Reinvested &
             Dividends Reinvested  --        Dividends in Cash  --

If the distribution is to be paid in cash, specify payment method below:
-- Send check to mailing address in Section C.
-- Automatic deposit to my bank account via Electronic Funds Transfer ("EFT").
   May take up to 3 business days to reach your bank account (complete bank information following).

   Your signed Application must be received at least 15 business days prior to initial transaction.

   An unsigned voided check (for checking accounts) or a savings account deposit slip is required with your Application.

   ----------------------------------------------------------------------
   NAME(S) ON BANK ACCOUNT

   --------------------------------------    -----------------------------
   BANK NAME                                 ACCOUNT NUMBER

   ----------------------------------------------------------------------
   BANK ADDRESS

   To ensure proper crediting of your bank account, please attach a voided check or a deposit slip.


E. AUTOMATIC INVESTMENT PLAN

   Your signed application must be received at least 15 business days prior to initial transaction. Attach an unsigned, voided check (for checking accounts) or a savings account deposit slip and complete this form. I would like to establish an Automatic Investment Plan for The Henlopen Fund as described in the Prospectus. Based on these instructions, Firstar Mutual Fund Services, LLC as Transfer Agent for The Henlopen Fund, will automatically transfer money directly from my checking, NOW or savings account to purchase shares in The Henlopen Fund. I understand if the automatic purchase cannot be made due to insufficient funds, stop payment or any other reason, a $20 fee will be assessed.

   Please indicate the day of debit from bank account ---------- (if not indicated then the 25th of the month will be selected)

        Start Date (month & year) ---------    -- Monthly   -- Quarterly

        Indicate amount to be withdrawn from my bank account $--------- (minimum $100)

        ---------------------------------------------------------------
        NAME(S) ON BANK ACCOUNT

        ----------------------------    --------------------------------
        BANK NAME                       ACCOUNT NUMBER

        ---------------------------------------------------------------
        BANK ADDRESS
        -------------------------------  --------------------------------
        SIGNATURE OF BANK ACCOUNT OWNER  SIGNATURE OF JOINT OWNER (if any)

        An unsigned voided check (for checking accounts) or a savings account deposit slip is required with your application.


F.  TELEPHONE REDEMPTION OPTIONS (800) 922-0224 OR (414) 765-4124
    Your signed Application must be received at least 15 business days prior to initial transaction.

    An unsigned voided check (for checking accounts) or a savings account deposit slip is required with your Application.

    I (we) authorize The Henlopen Fund, to act upon my (our) telephone instructions to redeem shares from this account. Please check all that may apply.

    --   The proceeds will be mailed to the address in Section C.

    -- By wire. The proceeds of any redemption may be wired to your bank (complete bank information below). A wire fee of $12.00 will be charged.

    -- By EFT. Proceeds generally take up to 3 business days to reach your bank (complete bank information below).

        -----------------------------------------------------------------
        NAME(S) ON BANK ACCOUNT

        ----------------------------    --------------------------------
        BANK NAME                       ACCOUNT NUMBER

        -----------------------------------------------------------------
        BANK ADDRESS

        To ensure proper crediting of your bank account, please attach a voided check or a deposit slip.

G. SYSTEMATIC WITHDRAWALS
   A balance of at least $50,000 is required for this option.

   I would like to withdraw from The Henlopen Fund $ ------------ ($500 minimum) as follows:

   -- I would like to have payments made to me on or about the ---- day of each month, or
   -- I would like to have payments made to me on or about the ---- day of the months that I have circled below:
        Jan. Feb.   Mar. Apr.  May  June   July   Aug. Sept. Oct. Nov.  Dec.

   -- I would like to have payments automatically deposited to my bank account. Complete bank account information below. (A check will be mailed to the address in Section C if this box is not checked.)

   -----------------------------------------------------------------
   NAME(S) ON BANK ACCOUNT

   ----------------------------    --------------------------------
   BANK NAME                       ACCOUNT NUMBER

   -----------------------------------------------------------------
   BANK ADDRESS

   To ensure proper crediting of your bank account, please attach a voided check or a deposit slip.

H. SIGNATURE AND CERTIFICATION REQUIRED BY THE INTERNAL REVENUE SERVICE

   Neither the Fund nor its transfer agent will be responsible for the authenticity of transaction instructions received by telephone, provided that reasonable security procedures have been followed.

   By selecting the options in Section (E, F or G), I hereby authorize the Fund to initiate debits/credits to my account at the bank indicated and for the bank to debit/credit the same to such account through the Automated Clearing House ("ACH") system.

   UNDER THE PENALTY OF PERJURY, I CERTIFY THAT (1) THE SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER, AND (2) I AM NOT SUBJECT TO BACKUP WITHHOLDING EITHER AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING. THE IRSDOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

   ----------------------------    --------------------------------
   DATE (Mo/Dy/Yr)                 SIGNATURE OF OWNER*<F10>

   ----------------------------    --------------------------------
   DATE (Mo/Dy/Yr)                 SIGNATURE OF CO-OWNER, if any

   *<F10>If shares are to be registered in (1) joint names, both persons should sign, (2) a custodian for a minor, the custodian should sign, (3) a trust, the trustee(s) should sign, or (4) a corporation or other entity, an officer should sign and print name and title on space provided below.

   ---------------------------------------------------------------------------
     PRINT NAME AND TITLE OF OFFICER SIGNING FOR A CORPORATION OR OTHER ENTITY